UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

VERECLOUD, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6560 South Greenwood Plaza Boulevard Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(877) 711-6492
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Results of Operations and Financial Condition, Financial Statements

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02 (Results of Operations and Financial Condition). This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 15, 2011, Verecloud, Inc. ("Verecloud") issued a press release relating to the results of its operations for the three and six months ended December 31, 2010. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Verecloud, Inc. dated February 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Verecloud, Inc.
Date: February 15, 2011	By:	/s/ John McCawley
Name: John McCawley
Title: Chief Executive Officer